                          VAN KAMPEN AMERICAN CAPITAL
                                   PACE FUND
    SUPPLEMENT DATED OCTOBER 12, 1995, TO PROSPECTUS DATED SEPTEMBER 1, 1995

     The section of the Prospectus captioned "Purchase of Shares -- NAV Purchase Options" is hereby supplemented by adding the following:

(9) Participants with accounts established after October 12, 1995, in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.